MODIFIED  FEE  AND  STOCK  PURCHASE  AGREEMENT

     This Modified Fee and Stock Purchase Agreement ("Agreement") is entered into effective this 28th day of September, 1999 by and between Internet Golf Association, Inc., a Nevada corporation ("IGA") and Computer Concepts ("Concepts"). Each of IGA and Concepts shall be referred to as a "Party" and collectively as the "Parties".

     WHEREAS, the Parties have previously entered into a contract (the "Existing Contract") for services to be provided to IGA by Concepts;

WHEREAS, the Parties desire to supplement the Existing Contract by providing for an alternative method of payment of fees and expenses owing to Concepts by IGA in accordance with the terms and conditions of this Agreement.

     NOW, THEREFORE, for good and adequate consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

     1. Concepts shall apply a credit to the fees owed to it by IGA in the amount of $15,000.00 (the "Fee Reduction").

     2. As consideration for the Fee Reduction, IGA shall cause to be issued within ten (10) days of the date of this Agreement an aggregate of 14,085 shares of fully paid and non-assessable voting common stock (the "Shares"). The Shares will be restricted in accordance with Rule 144 promulgated under the Securities Act of 1933, and will contain the following or a substantially similar legend:

THE  SECURITIES  REPRESENTED  BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER
THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF FOR A PERIOD OF ONE YEAR FROM THE ISSUANCE THEREOF EXCEPT
(i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS OR (ii) UPON THE EXPRESS WRITTEN AGREEMENT OF THE COMPANY AND COMPLIANCE, TO THE EXTENT APPLICABLE, WITH RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES).

     3.     Concepts  hereby  represents  and  warrants  that:


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(a)     Concepts  acknowledges  that  the Shares will be "restricted securities"
(as such term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended ("Rule 144")), that the Shares will include the foregoing restrictive legend, and, except as otherwise set forth in this Agreement, that the Shares cannot be sold for a period of one year from the date of issuance unless registered with the SEC and qualified by appropriate state securities regulators, or unless Concepts obtains written consent from IGA and otherwise complies with an exemption from such registration and qualification (including, without limitation, compliance with Rule 144).

(b) Concepts has the full right, power and authority to enter into this Agreement and to carry out and consummate the transaction contemplated herein. This Agreement constitutes the legal, valid and binding obligation of Concepts.

(c) Concepts acknowledges that investment in the Shares involves substantial risks and is suitable only for persons of adequate financial means who can bear the economic risk of an investment in the Shares for an indefinite period of time. Concepts further represents that it:

(1) has adequate means of providing for its current needs and possible personal contingencies, has no need for liquidity in its investment in the Shares, is able to bear the substantial economic risks of an investment in the Shares for an indefinite period, and, at the present time, can afford a complete loss of its investment;

(2) does not have an overall commitment to investments which are not readily marketable that is disproportionate to its net worth, and that its investment in the Shares will not cause such overall commitment to become excessive;

(3) is acquiring the Shares for its own account, for investment purposes only and not with a view toward resale, assignment or distribution thereof, and no other person has a direct or indirect, beneficial interest, in whole or in part, in such Shares;

(4) has such knowledge and experience in financial, tax and business matters that it is capable of evaluating the merits and risks of an investment in the Shares;

(5) has been given the opportunity to ask questions of and to receive answers from persons acting on IGA's behalf concerning the terms and conditions of this transaction and also has been given the opportunity to obtain any additional information which IGA possesses or can acquire without unreasonable effort or expense. As a result, Concepts is cognizant of the financial condition, capitalization, use of proceeds from this financing and the operations and financial condition of the Company has available full information concerning their affairs and has been able to evaluate the merits and risks of the investment in the Shares; and


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(6)     The  funds  provided  for  the  Concepts's  purchase are either separate property, community property over which the signatory(ies) hereto has or have the right of control or are otherwise funds as to which the undersigned has the sole right of management.

     4.     Redemption  Period.  During the time period between December 1, 1999
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and  February  29, 2000, Concepts shall have the option, but not the obligation, to return the Shares to IGA in exchange for the sum of $15,000.00 payable in cash. If, after February 29, 2000, Concepts has not elected to exercise its rights under this paragraph, then its rights hereunder shall terminate.

     5.     Severability.  If  any portion of this Agreement is found by a court
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of  competent  jurisdiction  to  be void or unenforceable, that portion shall be deemed to be reformed to the extent necessary to cause such portion to be enforceable and the same shall not affect the remainder of this Agreement, which shall be given full force and effect without regard to the invalid or unenforceable portions.

     6.     Assignment.  This  Agreement  may  not be assigned or transferred by
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either  party  hereto  without  the  prior  written consent of all other parties hereto.

     7.     Notices.  All  notices, requests, instruments or documents hereunder
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shall  be in writing and delivered personally or sent by registered or certified mail, postage prepaid, or by facsimile transmission, telegraphic or similar conveyance:

     If  to  IGA:          Internet  Golf  Association
                           24921  Dana  Point  Harbor  Drive,  Suite  B-200
                           Dana  Point,  CA  92629
                           Attn:  Vincent  C.  Castagnola,  President
                           Facsimile  (949)  443-9697

     If  to  Concepts:     Computer  Concepts
                           219  S.  El  Camino  Real
                           San  Clemente,  CA  92672
                           Attn:  Ken  Bedker
                           Facsimile  (714)  361-2788

If delivered personally, the date on which a notice, request, instruction or document is delivered shall be the date on which delivery is made, and, if delivered by mail, the date on which such notice, request, instruction or document is deposited in the mail shall be the date of delivery. Each notice, request, instruction or document shall bear the date on which it is delivered.

     8.     Governing  Law; Venue.  This Agreement shall be governed by the laws
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of  the  State  of  California,  United  States of America.  Any cause of action brought by an party hereunder shall be brought in the court of proper jurisdiction in Orange County, California.


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     9.     Attorney's Fees.  Should any action be commenced between the parties
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to  this  Agreement  concerning  the  matters set forth in this Agreement or the rights and duties of either in relation thereto, the prevailing party in such action shall be entitled, in addition to such other relief as may be granted, to a reasonable sum as and for its Attorney's Fees and Costs.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first written above.


"IGA"                                        "Concepts"

INTERNET  GOLF  ASSOCIATION                    COMPUTER  CONCEPTS


___/s/_________________________               ______/s/______________________
By:     Vincent  C.  Castagnola                    By:
________________________
Its:     President                              Its:________________________